UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-04692

Emerging Markets Growth Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2022

Gregory F. Niland

Emerging Markets Growth Fund, Inc.

5300 Robin Hood Road

Norfolk, Virginia 23513

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Emerging Markets Growth FundSM Annual report for the year ended June 30, 2022

Emerging Markets Growth Fund seeks long-term growth of capital and invests primarily in common stock and other equity securities of issuers in developing countries.

Fund results shown in this report are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, please call (800) 421-4989.

Investing in developing markets may be subject to risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus. Investments in developing markets have been more volatile than investments in developed markets, reflecting the greater uncertainties of investing in less established economies. Individuals investing in developing markets should have a long-term perspective and be able to tolerate potentially sharp declines in the value of their investments.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

5	Investment portfolio

11	Financial statements

31	Board of directors and other officers

Fellow investors:

Emerging markets stocks tumbled during the fund’s fiscal year, undercut by slowing growth in China, rising inflation in developing countries and end of loose monetary policies in the U.S.

The value of Emerging Markets Growth Fund fell 31.89% with dividends reinvested for the 12 months ended June 30, 2022, while its benchmark, the unmanaged MSCI Emerging Markets Investable Market Index (IMI), declined 24.75%.*

Market review

The MSCI China IMI, the largest component of the composite benchmark, sank 32% during the 12-month period. Heavy government intervention in the technology, education and online video gaming sectors spooked investors and led to a sweeping selloff. China’s leading internet companies reported slowing revenue growth and began to lay off employees. Meanwhile, rolling lockdowns under the government’s zero-COVID policy hampered manufacturing output and tripped up global supply chains. Other factors also weakened equities. These included limited stimulus measures, a weak property market and fears of Chinese companies being delisted from U.S. stock exchanges due to new audit rules.

However, China’s equity market began to rebound in May on signs that officials would wind down their regulatory crackdown and take steps to boost stimulus measures and ease monetary policy.

*	Unless otherwise noted, country and sector returns are based on MSCI EM IMI indices, expressed in U.S. dollars, and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes.

Results at a glance

For periods ended June 30, 2022, with distributions reinvested

	Cumulative total returns		Average annual total returns
	6 months	1 year	5 years	10 years	Lifetime[1]

Emerging Markets Growth Fund (Class M shares)	–24.49%	–31.89%	2.32%	2.95%	11.72%
MSCI Emerging Markets IMI[2]	–17.94	–24.75	2.33	3.20	9.20

[1]	Since May 30, 1986.
[2]	MSCI Emerging Markets IMI Index (linked index) is a broad measure of market results for investment companies that invest in developing markets. Returns for the MSCI Emerging Markets IMI Index (linked) were calculated using the International Finance Corporation (IFC) Global Composite Index from May 30, 1986, to December 31, 1987, the MSCI Emerging Markets Index with dividends gross of withholding taxes from January 1, 1988, to December 31, 2000, the MSCI Emerging Markets Index with dividends net of withholding taxes from January 1, 2001, to November 30, 2007, and the MSCI Emerging Markets Investable Market Index with dividends net of withholding taxes thereafter. The index is unmanaged, and therefore has no expenses. Investors cannot invest directly in an index. Results include reinvested dividends and/or distributions but do not reflect the effect of commissions, expenses or U.S. federal income taxes. Source: MSCI.

The total annual fund operating expense ratio is 0.67% for Class M shares as of the prospectus dated September 1, 2022 (unaudited).

Emerging Markets Growth Fund	1

The MSCI Korea IMI slid 38% and the MSCI Taiwan IMI fell 20% amid a global semiconductor shortage. While demand remained buoyant, concerns grew about a lack of chip manufacturing capacity. Several bellwether equipment makers warned that shortages of processors and supply chain issues would delay shipments of their machines.

Elsewhere in Asia, gains for Indian equities slowed in 2022 after a powerful rally in 2020 and 2021. Rising prices for food and fuel weighed on sentiment even as India remained one of the world’s fastest-growing economies. The MSCI India IMI fell nearly 6%. Indonesia withstood the selloff in most other emerging markets, rising 14% on the strength of its commodity exports.

The MSCI Brazil IMI lost 26%, the largest fall among Latin American countries. Rising consumer prices, the upcoming presidential election and a volatile industrial metals market all weighed on Brazilian shares.

Meanwhile, central bankers in developing countries continued to be more aggressive than their counterparts in the U.S. and Europe in hiking interest rates to combat inflation. In June, the Bank of Mexico raised its benchmark rate by 75 basis points to 7.75%, its ninth consecutive increase. The benchmark rate in Brazil rose to 13.25%, its highest level since early 2017. In Asia, which has lagged Latin America in tightening monetary policy, key borrowing rates in the Philippines, India and Taiwan began to climb in 2022. Almost all emerging markets currencies fell against the U.S. dollar.

Portfolio review

The exposure to Russian securities, though modest, weighed on relative results, including investments in banking giant Sberbank and internet services firm Yandex. The fund’s Russian holdings were written down to nearly zero on a fair value basis as of June 30. Russian equities plunged following Russia’s invasion of Ukraine in late February and trading was virtually halted for a month. Index providers also removed Russia from their emerging markets benchmarks.

While the Moscow Exchange reopened on March 24, it remains effectively closed to foreign investors. We will continue to monitor valuations and respond to one-off opportunities to sell Russian securities that we have authorized for sale.

Chinese biopharmaceutical firms CanSino Biologics, BeiGene and Hutchmed were among the largest detractors from relative results. Worries grew that Chinese-listed American Depository Receipts may be delisted from U.S. stock exchanges for not complying with new audit rules issued by the Securities and Exchange Commission. In addition, U.S. Congressmembers questioned the quality of clinical testing data in applications submitted by Chinese firms to the U.S. Food and Drug Administration.

Several internet-related platform companies also weighed on relative returns. Shares of Singapore-based Sea, Brazilian-based mobile payments provider PagSeguro and Argentine-based e-commerce firm MercadoLibre were all caught in the broader technology selloff.

In contrast, positioning in several Chinese companies helped the fund’s returns on a relative basis. Legend Biotech was a leading contributor to relative results. Its shares gained on news its bone marrow cancer treatment CARVYKTI had received conditional marketing approval in Europe. The company also unlocked a $50 million milestone payment as part of its collaboration agreement with Janssen Biotech. The limited exposure to China technology giants Alibaba and Tencent also helped relative results.

In the financials sector, another top contributor, Indonesian lender Bank Mandiri, benefited from the recovery in Indonesia’s economy, which has been bolstered by higher commodity prices and consumer spending. The investment in Hong Kong–listed insurer AIA Group also helped. AIA said in April that its businesses were regaining momentum in Asian countries where coronavirus lockdowns had eased.

Investments in certain telecom operators boosted fund results. South Africa–based MTN Group and India-based Bharti Airtel both notched double-digit gains.

Outlook

While companies in emerging markets will likely be challenged by a global slowdown and tighter monetary policy in the U.S., central banks in developing countries have been moving faster than the Federal Reserve in hiking rates to blunt inflationary pressures. Emerging markets may also be better positioned to absorb external shocks if China starts to loosen rates and enacts stronger stimulus measures to help jumpstart its economy. On a valuation basis, emerging markets are trading at a growing discount to developed markets, which could present compelling opportunities on a company-by-company basis.

In China, portfolio managers anticipate more clarity on the direction of regulatory reforms and COVID-related policies in the wake of the all-important Party Congress this fall. At the meeting, held every five years, Xi Jinping is widely expected to secure a third term as president and other government officials are likely to be appointed to influential party posts.

2	Emerging Markets Growth Fund

Managers have reduced their exposure to Chinese companies over the past year. Given that health care is a strategic long-term priority for China, select biopharmaceutical firms compose a strong area of conviction. Companies that could benefit from an increase in domestic travel are also of interest. Managers have also taken positions in certain commercial and consumer-focused banks. Leaders in mobile video gaming and payments are a large focus among internet-related businesses.

On a regional basis, the portfolio has the largest absolute exposure to Greater China (mainland China, Hong Kong, Macau and Taiwan), followed by India and Indonesia.

The financials sector accounts for close to 23% of the portfolio. Insurance giants that sell products to Asia’s growing middle class are among the fund’s largest holdings. Managers also favor banks in China, Indonesia and India that may benefit from a higher rate environment and where overall economic growth could outpace inflation.

Health care stocks are nearly 16% of the portfolio, which has a larger exposure to Chinese biopharmaceutical companies than the benchmark. These companies are either developing new drugs or conducting clinical research for global pharmaceutical giants.

Information technology represents more than 13% of the portfolio, mostly consisting of semiconductor manufacturers with dominant market share positions and competitive business moats. Communication services is also well-represented through investments in large telecom operators in Mexico, India and Singapore.

We thank you for the trust you have placed in us and for your continued investment in the fund, and look forward to reporting to you again in six months.

Cordially,

Victor D. Kohn
President

August 15, 2022

About the fund and its adviser

Emerging Markets Growth Fund was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies based in developing countries. The premise behind the formation of the fund was that rapid growth in these countries could create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

Capital International, Inc., the fund’s investment adviser, is part of The Capital Group Companies,SM Inc., one of the world’s most experienced investment advisory organizations, with roots dating back to 1931. The fund has been managed by Capital International or an affiliate since 1986. Capital Group employs a research-driven approach to investing and has a global investment research network spanning three continents. This network of analysts and portfolio managers travels the world, scrutinizing thousands of companies and keeps a close watch on industry trends and government actions.

Capital Group has devoted substantial resources to the task of evaluating and managing investments in developing countries. It is an intensive effort that combines company and industry analysis with broader political and macroeconomic views. We believe that our extensive worldwide research capabilities and integrated global investment process continue to provide Emerging Markets Growth Fund with a competitive edge.

Emerging Markets Growth Fund	3

The value of a long-term investment

How a hypothetical $10,000 investment has grown (for the period December 31, 1987, to June 30, 2022, with distributions reinvested)

This chart shows how a hypothetical $10,000 investment in Emerging Markets Growth Fund (EMGF) grew from December 31, 1987 — the inception of the MSCI Emerging Markets Index — through June 30, 2022, the end of the fund’s latest fiscal year.

Results are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. When applicable, investment results reflect expense reimbursements, without which results would have been lower. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, please call (800) 421-4989.

Total returns

Class M shares (with all distributions reinvested for periods ended June 30, 2022)	Cumulative total returns	Average annual total returns

1 year	–31.89%	–31.89%
5 years	12.17	2.32
10 years	33.69	2.95

*	Returns for the MSCI Emerging Markets Index were calculated using the MSCI Emerging Markets Index with gross dividends from December 31, 1987, to December 31, 2000, and with net dividends from January 1, 2001, to November 30, 2007, and using the MSCI EM IMI with net dividends thereafter. The indices are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Source: MSCI.
†	For the period December 31, 1987 (inception of the MSCI Emerging Markets Index), through June 30, 1988. EMGF began operations on May 30, 1986.

4	Emerging Markets Growth Fund

Investment portfolio June 30, 2022

Sector diversification	Percent of net assets

Common stocks 95.01%	Shares	Value (000)
Asia-Pacific 78.35%
China 39.38%
Alibaba Group Holding, Ltd.[1]	673,000	$9,597
BeiGene, Ltd. (ADR)[1]	322,967	52,272
BeiGene, Ltd., Class H1	65,874	827
Brii Biosciences, Ltd.[1,2]	1,903,000	2,052
CanSino Biologics, Inc., Class H2	872,883	8,938
China Merchants Bank Co., Ltd., Class H	3,309,000	22,139
China Resources Gas Group, Ltd.	1,460,000	6,801
Contemporary Amperex Technology Co., Ltd., Class A	55,500	4,427
ENN Energy Holdings, Ltd.	486,600	7,993
Foshan Haitian Flavouring and Food Co., Ltd., Class A	246,345	3,325
Gracell Biotechnologies, Inc., Class A (ADR)[1]	1,357,571	7,467
Gree Electric Appliances, Inc. of Zhuhai, Class A	181,500	914
Haitian International Holdings, Ltd.	1,818,000	4,645
Hangzhou Tigermed Consulting Co., Ltd., Class A	368,725	6,304
Hangzhou Tigermed Consulting Co., Ltd., Class H	65,537	758
HBM Holdings, Ltd.[1]	7,299,155	3,786
Huazhu Group, Ltd. (ADR)	977,606	37,247
Hutchmed China, Ltd. (ADR)[1]	1,233,777	15,595
Industrial and Commercial Bank of China, Ltd., Class H2	38,580,000	22,912
Innovent Biologics, Inc.[1]	1,882,500	8,373
JD Health International, Inc.[1,2]	1,023,250	8,026
JD.com, Inc., Class A	2,757	89
Jiangsu Hengrui Medicine Co., Ltd., Class A	7,727,084	42,812
Kingdee International Software Group Co., Ltd.[1,2]	2,787,000	6,535
Kuaishou Technology, Class B1	116,637	1,299
Kweichow Moutai Co., Ltd., Class A	59,661	18,225
Legend Biotech Corp. (ADR)[1,2]	555,517	30,553
Li Auto, Inc., Class A1,2	62,200	1,212
Li Auto, Inc., Class A (ADR)[1]	39,526	1,514
Longfor Group Holdings, Ltd.	1,285,998	6,072
Midea Group Co., Ltd., Class A	770,860	6,954
NetEase, Inc.	1,243,887	22,843
NetEase, Inc. (ADR)[2]	131,206	12,249
Ping An Insurance (Group) Company of China, Ltd., Class H	9,938,700	67,573
Pop Mart International Group, Ltd.[2]	591,928	2,859
Postal Savings Bank of China Co., Ltd., Class H	13,891,000	11,029
Proya Cosmetics Co., Ltd., Class A	125,614	3,100
Shandong Pharmaceutical Glass Co., Ltd., Class A	688,077	2,873
Shandong Sinocera Functional Material Co., Ltd., Class A	350,032	1,878
Tencent Holdings, Ltd.	685,800	30,974
Trip.com Group, Ltd. (ADR)[1]	1,570,260	43,104
Venustech Group, Inc., Class A	980,576	2,919
WuXi Biologics (Cayman), Inc.[1]	1,398,500	12,797

Emerging Markets Growth Fund	5

Common stocks (continued)	Shares	Value (000)
Asia-Pacific (continued)
China (continued)
Xpeng, Inc., Class A (ADR)[1]	111,834	$3,550
Yunnan Energy New Material Co., Ltd., Class A	307,273	11,496
Zai Lab, Ltd. (ADR)[1]	373,326	12,947
		591,854

Hong Kong 6.73%
AIA Group, Ltd.	4,361,200	47,270
First Pacific Co., Ltd.	28,564,000	11,066
Galaxy Entertainment Group, Ltd.	3,477,000	20,738
HKBN, Ltd.	13,970,300	15,863
Hong Kong Exchanges and Clearing, Ltd.	126,700	6,233
		101,170

India 13.74%
Angel One, Ltd.	112,938	1,725
Asian Paints, Ltd.	192,609	6,573
Astral, Ltd.	363,782	7,626
Bank of Baroda (India)	2,670,032	3,293
Berger Paints India, Ltd.	637,935	4,591
Bharti Airtel, Ltd.[1]	1,686,418	14,627
City Union Bank, Ltd.	2,080,135	3,505
Coforge, Ltd.	280,205	12,558
Dabur India, Ltd.	876,505	5,504
FSN E-Commerce Ventures, Ltd.[1]	330,638	5,891
Genpact, Ltd.	262,666	11,126
Godrej Consumer Products, Ltd.[1]	314,141	3,013
Havells India, Ltd.	400,627	5,571
HDFC Bank, Ltd.	1,488,567	25,409
HDFC Bank, Ltd. (ADR)	6,300	346
ICICI Bank, Ltd.	584,782	5,237
ICICI Bank, Ltd. (ADR)	20,613	366
Indian Energy Exchange, Ltd.	2,264,574	4,552
Indus Towers, Ltd.	1,149,959	3,045
Infosys, Ltd.	297,547	5,508
ITC, Ltd.	2,892,685	10,018
Kotak Mahindra Bank, Ltd.	538,649	11,330
MakeMyTrip, Ltd., non-registered shares[1,2]	432,801	11,114
Maruti Suzuki India, Ltd.	34,527	3,703
Power Grid Corporation of India, Ltd.	363,736	976
Quess Corp., Ltd.	750,511	5,832
Reliance Industries, Ltd.[1]	238,577	7,841
TeamLease Services, Ltd.[1]	283,062	11,599
Tube Investments of India, Ltd.	70,493	1,644
United Spirits, Ltd.[1]	478,417	4,603
Varun Beverages, Ltd.	782,254	7,831
		206,557

Indonesia 4.97%
Astra International Tbk PT	30,201,000	13,430
Bank BTPN Syariah Tbk PT	31,807,259	6,021
Bank Central Asia Tbk PT	28,592,300	13,915
Bank Mandiri (Persero) Tbk PT	30,464,400	16,206
Bank Rakyat Indonesia (Persero) Tbk PT	27,584,900	7,684
Elang Mahkota Teknologi Tbk PT1	84,166,850	9,068
PT Surya Citra Media Tbk	562,652,220	8,309
		74,633

Philippines 1.40%
AC Energy Corp.	1,693,410	248
Ayala Corp.	564,470	6,160
Bloomberry Resorts Corp.[1]	49,384,000	5,218
International Container Terminal Services, Inc.	2,812,716	9,412
		21,038

6	Emerging Markets Growth Fund

Common stocks (continued)	Shares	Value (000)
Asia-Pacific (continued)
Singapore 1.75%
Grab Holdings, Ltd., Class A1	1,249,028	$3,160
Sea, Ltd., Class A (ADR)[1]	99,495	6,652
Singapore Telecommunications, Ltd.	7,296,200	13,287
Yoma Strategic Holdings, Ltd.[1]	31,959,732	3,198
		26,297

South Korea 3.30%
Coupang, Inc., Class A1,2	324,971	4,143
Korea Investment Holdings Co., Ltd.	191,055	9,079
LG Energy Solution, Ltd.[1]	4,266	1,219
NAVER Corp.	44,645	8,252
Samsung Electronics Co., Ltd.	342,514	15,037
Samsung Electronics Co., Ltd. (GDR)[3]	9,684	10,565
SK hynix, Inc.	19,161	1,343
		49,638

Taiwan 5.90%
AirTAC International Group[1]	46,904	1,563
Global Unichip Corp.	460,000	7,442
MediaTek, Inc.	500,042	10,948
Momo.com, Inc.	63,480	1,362
Taiwan Semiconductor Manufacturing Company, Ltd.	4,085,812	65,409
Vanguard International Semiconductor Corp.	769,000	1,987
		88,711

Thailand 0.19%
TISCO Financial Group PCL, foreign registered shares	1,161,100	2,911

Vietnam 0.99%
Masan Group Corp.	2,732,544	13,155
Vinhomes JSC	669,703	1,787
		14,942

Total Asia-Pacific		1,177,751

Latin America 8.04%
Brazil 4.11%
Americanas SA, ordinary nominative shares	819,152	2,102
CM Hospitalar SA	781,980	2,050
Diagnósticos da América SA	742,978	2,171
Estre Ambiental, Inc.[1,3,4,5]	591,120	—	[6]
Hypera SA, ordinary nominative shares	3,068,119	22,301
PagSeguro Digital, Ltd., Class A1	38,572	395
Patria Investments, Ltd., Class A	539,112	7,127
Rede D’Or Sao Luiz SA	873,122	4,835
Vale SA, ordinary nominative shares	707,436	10,349
Vale SA, ordinary nominative shares (ADR)	712,596	10,425
		61,755

Chile 0.49%
Sociedad Química y Minera de Chile SA, Class B (ADR)	87,872	7,340

Mexico 2.62%
América Móvil, SAB de CV, Series L (ADR)	922,596	18,849
Bolsa Mexicana de Valores, SAB de CV, Series A	1,247,300	2,214
Corp. Inmobiliaria Vesta, SAB de CV	104,300	194
Grupo Aeroportuario del Pacífico, SAB de CV, Class B	935,195	13,025
Megacable Holdings, SAB de CV, ordinary participation certificates	2,100,261	5,104
		39,386

Uruguay 0.82%
DLocal, Ltd., Class A1,2	470,359	12,347

Total Latin America		120,828

Emerging Markets Growth Fund	7

Common stocks (continued)	Shares	Value (000)
Other markets 4.44%
Canada 0.37%
Barrick Gold Corp.	310,784	$5,498

Netherlands 0.37%
InPost SA1	948,270	5,497

Portugal 0.71%
Galp Energia, SGPS, SA, Class B	911,597	10,685

United Kingdom 1.76%
Airtel Africa PLC	5,205,177	8,567
Hochschild Mining PLC	2,388,712	2,806
Network International Holdings PLC[1]	3,488,996	8,019
Sedibelo Resources, Ltd.[1,4,5]	17,665,800	3,431
Shell PLC (GBP denominated)	141,599	3,678
		26,501

United States 1.23%
Fabrinet, non-registered shares[1]	10,982	891
MercadoLibre, Inc.[1]	12,452	7,930
Philip Morris International, Inc.	71,274	7,037
TechnipFMC PLC[1]	395,496	2,662
		18,520

Total Other markets		66,701

Africa 2.41%
Federal Republic of Nigeria 0.33%
Guaranty Trust Holding Co. PLC	126,924,542	5,004

South Africa 2.08%
Discovery, Ltd.[1]	2,522,522	19,862
MTN Group, Ltd.	678,694	5,508
Standard Bank Group, Ltd.	611,011	5,828
		31,198

Total Africa		36,202

Eastern Europe and Middle East 1.77%
Hungary 0.05%
Wizz Air Holdings PLC[1]	34,595	739

Kazakhstan 0.68%
Halyk Savings Bank of Kazakhstan OJSC (GDR)[1,3]	1,019,744	10,197

Poland 0.25%
CD Projekt SA	80,549	1,720
Huuuge, Inc.[1]	535,052	2,143
		3,863

Russian Federation 0.00%
Alrosa PJSC[4,5]	12,604	—	[6]
Baring Vostok Capital Fund IV Supplemental Fund, LP1,4,5,7,8,9	43,189,450	—	[6]
Baring Vostok Private Equity Fund IV, LP1,4,5,7,8,9	23,604,516	—	[6]
Gazprom PJSC (ADR)[4,5]	945,588	—	[6]
Moscow Exchange MICEX-RTS PJSC[1,4,5]	2,726,513	—	[6]
QIWI PLC, Class B (ADR)[4,5]	183,518	—	[6]
Rosneft Oil Company PJSC (GDR)[4,5]	570,845	—	[6]
Sberbank of Russia PJSC[1,4,5]	1,220,014	—	[6]
Sberbank of Russia PJSC[1,3,4,5]	10,541,712	—	[6]
TCS Group Holding PLC (GDR)[1,3,4,5]	139,349	—	[6]

8	Emerging Markets Growth Fund

Common stocks (continued)	Shares	Value (000)
Eastern Europe and Middle East (continued)
Russian Federation (continued)
TCS Group Holding PLC (GDR)[1,4,5]	172,382	$—	[6]
X5 Retail Group NV (GDR)[4,5]	108,031	—	[6]
Yandex NV, Class A1,4,5	531,189	—	[6]
		—	[6]

Slovenia 0.36%
Nova Ljubljanska Banka dd (GDR)	441,286	5,411

Turkey 0.43%
Pegasus Hava Tasimaciligi AS1,2	406,830	4,168
Sok Marketler Ticaret AS, non-registered shares[2]	3,305,458	2,269
		6,437

Total Eastern Europe and Middle East		26,647

Total common stocks (cost: $1,383,782,000)		1,428,129

Preferred securities 1.62%
Asia-Pacific 1.62%
South Korea 1.62%
Samsung Electronics Co., Ltd., nonvoting preferred shares	608,215	24,359

Total preferred securities (cost: $27,793,000)		24,359

Short-term securities 5.35%
Money market investments 3.49%
Capital Group Central Cash Fund 1.38%[10,11]	523,704	52,360

Money market investments purchased with collateral from securities on loan 1.86%
Capital Group Central Cash Fund 1.38%[10,11,12]	97,571	9,755
Goldman Sachs Financial Square Government Fund, Institutional Shares 1.39%[10,12]	4,400,000	4,400
BlackRock Liquidity Funds – FedFund, Institutional Shares 1.32%[10,12]	4,100,000	4,100
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.43%[10,12]	3,900,000	3,900
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 1.38%[10,12]	3,300,000	3,300
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 1.38%[10,12]	2,537,542	2,538
		27,993

Total short-term securities (cost: $80,358,000)		80,353
Total investment securities 101.98% (cost: $1,491,933,000)		1,532,841
Other assets less liabilities (1.98)%		(29,761)

Net assets 100.00%		$1,503,080

Emerging Markets Growth Fund	9

Investments in affiliates11

	Value of affiliates at 7/1/2021 (000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliates at 6/30/2022 (000)	Dividend income (000)
Short-term securities 4.14%
Money market investments 3.49%
Capital Group Central Cash Fund 1.38%[10]	$101,558	$391,403		$440,592	$(12)	$3	$52,360	$122
Money market investments purchased with collateral from securities on loan 0.65%
Capital Group Central Cash Fund 1.38%[10,12]	7,755	2,000	[13]				9,755	—	[14]
Total short-term securities							62,115
Total 4.14%					$(12)	$3	$62,115	$122

Private placement securities9

	Acquisition date(s)	Cost (000)	Value (000)		Percent of net assets
Baring Vostok Capital Fund IV Supplemental Fund, LP	10/8/2007-8/29/2019	$27,019	$—	[6]	—%
Baring Vostok Private Equity Fund IV, LP	4/25/2007-12/28/2020	12,150	—	[6]	—
Total		$39,169	$—	[6]	—%

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $26,889,000, which represented 1.79% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $20,762,000, which represented 1.38% of the net assets of the fund.
[4]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $3,431,000, which represented .23% of the net assets of the fund.
[5]	Value determined using significant unobservable inputs.
[6]	Amount less than one thousand.
[7]	Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund. Therefore, the cost and market value may not be indicative of the private equity fund’s performance. For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnership is reported.
[8]	Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.
[9]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale.
[10]	Rate represents the seven-day yield at 6/30/2022.
[11]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[12]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[13]	Represents net activity. Refer to Note 5 for more information on securities lending.
[14]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

GBP = British pounds

GDR = Global Depositary Receipts

Refer to the notes to financial statements.

10	Emerging Markets Growth Fund

Financial statements

Statement of assets and liabilities
at June 30, 2022	(dollars in thousands)

Assets:
Investment securities, at value (includes $26,889 of investment securities on loan):
Unaffiliated issuers (cost: $1,429,813)	$1,470,726
Affiliated issuers (cost: $62,120)	62,115	$1,532,841
Cash		1,605
Cash denominated in currencies other than U.S. dollars (cost: $2,451)		2,343
Receivables for:
Sales of investments	933
Sales of fund’s shares	815
Dividends	4,220
Currency translations	618
Securities lending income	1
Other	180	6,767
		1,543,556
Liabilities:
Collateral for securities on loan		27,993
Payables for:
Purchases of investments	3,680
Repurchases of fund’s shares	17
Investment advisory services	763
Services provided by related parties	1
Directors’ deferred compensation	907
Non-U.S. taxes	6,980
Other	135	12,483
Net assets at June 30, 2022		$1,503,080

Net assets consist of:
Capital paid in on shares of capital stock		$1,449,814
Total distributable earnings		53,266
Net assets at June 30, 2022		$1,503,080

(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 2,000,000 shares,
$.01 par value (237,846 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class M	$1,445,887	228,761	$6.32
Class F-3	57,185	9,084	6.30
Class R-6	8	1	6.34

Refer to the notes to financial statements.

Emerging Markets Growth Fund	11

Financial statements (continued)

Statement of operations
for the year ended June 30, 2022	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $3,164; also includes $122 from affiliates)	$34,862
Securities lending income (net of fees)	721
Interest from unaffiliated issuers	2	$35,585
Fees and expenses*:
Investment advisory services	14,554
Transfer agent services	10
Administrative services	27
Reports to shareholders	16
Registration statement and prospectus	65
Directors’ compensation	(242)
Auditing and legal	213
Custodian	818
State and local taxes	1
Other	41
Total fees and expenses before reimbursement	15,503
Less reimbursement of fees and expenses:
Miscellaneous fee reimbursement	713
Total fees and expenses after reimbursement		14,790
Net investment income		20,795

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $3,342):
Unaffiliated issuers	74,817
Affiliated issuers	(12)
Currency transactions	(281)	74,524
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $6,445):
Unaffiliated issuers	(818,451)
Affiliated issuers	3
Currency translations	356	(818,092)
Net realized gain and unrealized depreciation		(743,568)

Net decrease in net assets resulting from operations		$(722,773)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Refer to the notes to financial statements.

12	Emerging Markets Growth Fund

Financial statements (continued)

Statements of changes in net assets
(dollars in thousands)

	Year ended June 30,
	2022	2021
Operations:
Net investment income	$20,795	$23,337
Net realized gain	74,524	216,834
Net unrealized (depreciation) appreciation	(818,092)	448,505
Net (decrease) increase in net assets resulting from operations	(722,773)	688,676

Distributions paid to shareholders	(207,630)	(132,058)

Net capital share transactions	106,534	70,368

Total (decrease) increase in net assets	(823,869)	626,986

Net assets:
Beginning of year	2,326,949	1,699,963
End of year	$1,503,080	$2,326,949

Refer to the notes to financial statements.

Emerging Markets Growth Fund	13

Notes to financial statements

1. Organization

Emerging Markets Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks long-term growth of capital.

The fund has three share classes consisting of two retail share classes (Classes M and F-3), and one retirement plan share class (Class R-6). The retirement plan share class is generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes M* and F-3	None	None	None
Class R-6	None	None	None
*	Class M shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP“). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital International, Inc. ("CIInc"), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

14	Emerging Markets Growth Fund

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

Emerging Markets Growth Fund	15

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of June 30, 2022 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Asia-Pacific	$1,177,751	$—	$—		$1,177,751
Latin America	120,828	—	—	*	120,828
Other markets	63,270	—	3,431		66,701
Africa	36,202	—	—		36,202
Eastern Europe and Middle East	26,647	—	—	*	26,647
Preferred securities	24,359	—	—		24,359
Short-term securities	80,353	—	—		80,353
Total	$1,529,410	$—	$3,431		$1,532,841

*	Amount less than one thousand.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline –sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

16	Emerging Markets Growth Fund

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in developing countries.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in developing countries may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in developed countries are subject. The fund’s rights with respect to its investments in developing countries, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, developing countries are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Exposure to country, region, industry or sector — Subject to the fund’s investment limitations, the fund may have significant exposure to a particular country, region, industry or sector. Such exposure may cause the fund to be more impacted by risks relating to and developments affecting the country, region, industry or sector, and thus its net asset value may be more volatile, than a fund without such levels of exposure. For example, if the fund has significant exposure in a particular country, then social, economic, regulatory or other issues that negatively affect that country may have a greater impact on the fund than on a fund that is more geographically diversified.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing in depositary receipts — Depositary receipts are securities that evidence ownership interests in, and represent the right to receive, a security or a pool of securities that have been deposited with a bank or trust depository. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, receipt of corporate information about the underlying issuer and proxy disclosure may not be timely and there may not be a correlation between such information and the market value of the depositary receipts.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Emerging Markets Growth Fund	17

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of June 30, 2022, the total value of securities on loan was $26,889,000, and the total value of collateral received was $27,993,000, which consisted entirely of cash. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

Unfunded commitments — The fund invests in private equity funds that involve unfunded capital commitments, which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined. As of June 30, 2022, the fund’s maximum potential exposure from the unfunded commitment was $3,366,000, which would represent .22% of the net assets of the fund should such commitment become due.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended June 30, 2022, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

18	Emerging Markets Growth Fund

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended June 30, 2022, the fund reclassified $1,119,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of June 30, 2022, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$9,817
Post-October capital loss deferral*	(9,265)
Gross unrealized appreciation on investments	366,152
Gross unrealized depreciation on investments	(306,595)
Net unrealized appreciation on investments	59,557
Cost of investments	1,473,284

*	This deferral is considered incurred in the subsequent year.

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended June 30, 2022				Year ended June 30, 2021
Share class	Ordinary income		Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class M	$33,154		$163,820	$196,974	$27,174		$100,217	$127,391
Class F-3	1,769		8,886	10,655	978		3,688	4,666
Class R-6	—	†	1	1	—	†	1	1
Total	$34,923		$172,707	$207,630	$28,152		$103,906	$132,058

†	Amount less than one thousand.

7. Fees and transactions with related parties

CIInc is the fund’s investment adviser. American Funds Distributors®, Inc. (“AFD”), the fund’s principal underwriter, and American Funds Service Company® (“AFS”), the fund’s transfer agent are affiliated with CIInc. CIInc, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CIInc that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.900% on the first $400 million of daily net assets and decreasing to 0.520% on such assets in excess of $20 billion. On March 11, 2022, the fund’s board of directors approved an amended investment advisory and service agreement effective May 1, 2022, replacing the prior series of rates and breakpoints below $15 billion with a new annual rate of 0.618% on the first $15 billion of daily net assets. For the year ended June 30, 2022, the investment advisory services fees were $14,554,000, which were equivalent to an annualized rate of 0.747% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — American Funds Distributors®, Inc. (“AFD”), an affiliate of CIInc, is the principal underwriter of the fund’s shares. AFD does not receive any compensation related to the sale of shares of the fund.

Emerging Markets Growth Fund	19

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CIInc under which the fund compensates CIInc for providing administrative services to Class F-3 and R-6 shares. Administrative services are provided by CIInc and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to Class F-3 and R-6 shares. Currently the fund pays CIInc an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to Class F-3 and R-6 shares for CIInc’s provision of administrative services.

For the year ended June 30, 2022, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Transfer agent services		Administrative services
Class M	$9		$—
Class F-3	1		27
Class R-6	—	*	—	*
Total class-specific expenses	$10		$27

*	Amount less than one thousand.

Miscellaneous fee reimbursement — Expense limitations were imposed through April 30, 2022, to limit the Class M total annual operating expense. For the year ended June 30, 2022, CIInc reimbursed miscellaneous fees of $713,000 for Class M shares, which CIInc does not intend to recoup. Fees and expenses in the statement of operations are presented gross of any reimbursements from CIInc.

Directors’ deferred compensation — Directors who were unaffiliated with CIInc may have elected to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $(242,000) in the fund’s statement of operations reflects $152,000 in current fees and a net decrease of $394,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CIInc, AFD and AFS. No affiliated officers or directors received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by Capital Research and Management Company (“CRMC“), an affiliate of CIInc. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased investment securities from, and sold investment securities to, other funds managed by CIInc (or funds managed by certain affiliates of CIInc) under procedures adopted by the fund’s board of directors. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common directors and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended June 30, 2022, the fund engaged in such purchase and sale transactions with related funds in the amounts of $11,333,000 and $3,674,000, respectively, which generated $931,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CIInc-managed funds (or funds managed by certain affiliates of CIInc), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended June 30, 2022.

20	Emerging Markets Growth Fund

8. Committed line of credit

The Fund participates with certain CIInc affiliates in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the year ended June 30, 2022.

9. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

10. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended June 30, 2022

Class M	$19,621	2,571	$178,633	21,548	$(88,934)	(10,427)	$109,320	13,692
Class F-3	35,716	4,656	9,665	1,170	(48,167)	(6,906)	(2,786)	(1,080)
Class R-6	—	—	—	—	—	—	—	—
Total net increase (decrease)	$55,337	7,227	$188,298	22,718	$(137,101)	(17,333)	$106,534	12,612

Year ended June 30, 2021

Class M	$30,815	3,303	$113,289	12,477	$(85,971)	(9,324)	$58,133	6,456
Class F-3	31,958	3,349	3,949	436	(23,672)	(2,722)	12,235	1,063
Class R-6	—	—	—	—	—	—	—	—
Total net increase (decrease)	$62,773	6,652	$117,238	12,913	$(109,643)	(12,046)	$70,368	7,519

*	Includes exchanges between share classes of the fund.

11. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $703,311,000 and $738,646,000, respectively, during the year ended June 30, 2022.

Emerging Markets Growth Fund	21

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4,5]		Ratio of expenses to average net assets after reimburse- ments[3,4,5]		Ratio of net income to average net assets[2,3]
Class M:
6/30/2022	$10.33	$.09	$(3.17)	$(3.08)	$(.10)	$(.83)	$(.93)	$6.32	(31.89)%	$1,446		.79%		.76%		1.07%
6/30/2021	7.81	.11	3.03	3.14	(.08)	(.54)	(.62)	10.33	41.33	2,222		.87		.76		1.13
6/30/2020	8.06	.08	.16	.24	(.13)	(.36)	(.49)	7.81	2.64	1,629		.86		.78		1.04
6/30/2019	7.87	.09	.25	.34	(.09)	(.06)	(.15)	8.06	4.71	2,206		.84		.84		1.25
6/30/2018	7.34	.09	.53	.62	(.09)	—	(.09)	7.87	8.43	2,487		.87		.87		1.06
Class F-3:
6/30/2022	10.30	.08	(3.15)	(3.07)	(.10)	(.83)	(.93)	6.30	(31.90)	57		.83		.83		.93
6/30/2021	7.79	.10	3.03	3.13	(.08)	(.54)	(.62)	10.30	41.27	105		.89		.89		1.06
6/30/2020	8.05	.08	.15	.23	(.13)	(.36)	(.49)	7.79	2.49	71		.89		.89		1.00
6/30/2019	7.87	.14	.19	.33	(.09)	(.06)	(.15)	8.05	4.55	44		.88		.88		1.79
6/30/2018[6,7]	7.82	.11	.03	.14	(.09)	—	(.09)	7.87	1.77 [8]	6		.88	[9]	.88	[9]	1.59	[9]
Class R-6:
6/30/2022	10.38	.08	(3.18)	(3.10)	(.11)	(.83)	(.94)	6.34	(32.00)	—	[10]	.82		.82		.99
6/30/2021	7.79	.09	3.04	3.13	—	(.54)	(.54)	10.38	41.13	—	[10]	1.00		.90		.99
6/30/2020	8.05	.06	.17	.23	(.13)	(.36)	(.49)	7.79	2.48	—	[10]	.91		.91		.71
6/30/2019	7.86	.33	— [11]	.33	(.08)	(.06)	(.14)	8.05	4.60	5		.90		.90		4.20
6/30/2018[6,7]	7.82	.07	.06	.13	(.09)	—	(.09)	7.86	1.59 [8]	—	[10]	1.07	[9]	.92	[9]	.99	[9]

	Year ended June 30,
	2022	2021	2020	2019	2018
Portfolio turnover rate for all share classes[12]	37%	35%	40%	38%	37%

[1]	Based on average shares outstanding.
[2]	For the year ended June 30, 2020, this reflects the impact of European Union tax reclaims received that resulted in an increase to net investment income. Had the reclaims not been paid, the Class M net investment income per share and ratio of net income to average net assets would have been lower by $.01 and .12 percentage points, respectively. The impact to other share classes would have been similar.
[3]	This column reflects the impact, if any, of certain reimbursements from CIInc. During some of the years shown, CIInc reimbursed a portion of transfer agent services fees and/or reimbursed a portion of miscellaneous fees and expenses.
[4]	This ratio does not include acquired fund fees and expenses.
[5]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[6]	Based on operations for a period that is less than a full year.
[7]	Class F-3 and R-6 shares began investment operations on September 1, 2017.
[8]	Not annualized.
[9]	Annualized.
[10]	Amount less than $1 million.
[11]	Amount less than $.01.
[12]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

Refer to the notes to financial statements.

22	Emerging Markets Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Emerging Markets Growth Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Emerging Markets Growth Fund, Inc. (the “Fund”) as of June 30, 2022, the related statement of operations for the year ended June 30, 2022, the statements of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
August 15, 2022

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

Emerging Markets Growth Fund	23

Expense example	unaudited

As a fund shareholder, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2022, through June 30, 2022).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24	Emerging Markets Growth Fund

Expense example (continued)

	Beginning account value 1/1/2022	Ending account value 6/30/2022	Expenses paid during period*	Annualized expense ratio
Class M – actual return	$1,000.00	$755.08	$3.26	.75%
Class M – assumed 5% return	1,000.00	1,021.08	3.76	.75
Class F-3 – actual return	1,000.00	755.40	3.48	.80
Class F-3 – assumed 5% return	1,000.00	1,020.83	4.01	.80
Class R-6 – actual return	1,000.00	753.86	3.44	.79
Class R-6 – assumed 5% return	1,000.00	1,020.88	3.96	.79

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended June 30, 2022:

Long-term capital gains	$172,688,000
Foreign taxes	$0.03 per share
Foreign source income	$0.17 per share
Qualified dividend income	$26,780,000
Section 163(j) interest dividends	$84,000
Corporate dividends received deduction	$327,000
U.S. government income that may be exempt from state taxation	$33,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2023, to determine the calendar year amounts to be included on their 2022 tax returns. Shareholders should consult their tax advisors.

Emerging Markets Growth Fund	25

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital International, Inc. (the “investment adviser”) for an additional one-year term through July 31, 2023. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders. The board approved an amendment to the agreement, effective May 1, 2022, that lowered the overall advisory fee.

In reaching this decision, the board and the committee took into account their interactions with the investment adviser as well as information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of the investment adviser’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of the investment adviser and the Capital Group organization; the resources and systems the investment adviser devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of the investment adviser’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by the investment adviser to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee considered the risks assumed by the investment adviser in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by the investment adviser have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included) and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through December 31, 2021. They generally placed greater emphasis on investment results over longer term periods. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that the fund’s investment results have been sufficient for renewal of the agreement, and that the investment adviser’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by the investment adviser to the fund as fund assets increase. The board also considered and approved the amended fee schedule to the agreement that lowered the current fee schedule and resulted in an overall lower advisory fee. The board noted that there would be no diminution in services provided as a result of the lower advisory fee.

In addition, the board and the committee reviewed information regarding the effective advisory fees charged to non-mutual fund clients by the investment adviser and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as in relation to the risks assumed by the adviser in sponsoring and managing the fund, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to the investment adviser by the fund.

26	Emerging Markets Growth Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that the investment adviser and its affiliates receive as a result of the investment adviser’s relationship with the fund, including fees for administrative services provided to the investment adviser; fees paid to the investment adviser’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of the investment adviser; and possible ancillary benefits to the investment adviser and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed the investment adviser’s portfolio trading practices, noting that through December 31, 2018, the investment adviser benefited from research obtained with commissions from portfolio transactions made on behalf of each fund, and since that time has undertaken to bear the cost of obtaining such research. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to the investment adviser by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding the investment adviser’s costs of providing services to the fund, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered the investment adviser’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for the investment adviser’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared Capital Group’s profitability and compensation data to the reported results and data of a number of large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of the Capital Group organization’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the investment adviser’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between the investment adviser and the fund’s shareholders.

Emerging Markets Growth Fund	27

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28	Emerging Markets Growth Fund

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Emerging Markets Growth Fund	29

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30	Emerging Markets Growth Fund

Board of directors and other officers

Independent directors1

Name, year of birth and position with fund	Year first elected a director of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex[3] overseen by director	Other directorships[4] held by director
Vanessa C. L. Chang, 1952 Chair of the Board (Independent and Non-Executive)	2016	Former Director, EL & EL Investments (real estate)	22	Edison International/ Southern California Edison; Transocean Ltd. (offshore drilling contractor)
James G. Ellis, 1947	2019	Former Dean and Professor of Marketing, Marshall School of Business, University of Southern California	99	Advanced Merger Partners; EVe Mobility Acquisiton Corp (acquisitions of companies in the electric vehicle market); J. G. Boswell (agricultural production); Mercury General Corporation
Jennifer C. Feikin, 1968	2019	Business Advisor; previously held positions at Google; AOL, 20th Century Fox and McKinsey & Company; Trustee, The Nature Conservancy of Utah; former Trustee, The Nature Conservancy of California; former Director, First Descents	15	Hertz Global Holdings, Inc.
Pablo R. González Guajardo, 1967	2019	CEO, Kimberly-Clark de México, SAB de CV	22	América Móvil, SAB de CV (telecommunications comapny); Grupo Lala, SAB de CV (dairy company); Grupo Sanborns, SAB de CV (retail stores and restaurants); Kimberly-Clark de México, SAB de CV (consumer staples)
Leslie Stone Heisz, 1961	2019	Former Managing Director, Lazard (retired 2010); Director, Edwards Lifesciences; Trustee, Public Storage; Director, Kaiser Permanente (California public benefit corporation); former Lecturer, UCLA Anderson School of Management	15	None
William D. Jones, 1955	2019	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and for the former City Scene Management Company (provided commercial asset management services)	23	Biogen Inc.; Sempra Energy

Interested director5

Name, year of birth and position with fund	Year first elected a director or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities of the fund	Number of portfolios in fund complex[3] overseen by director	Other directorships[4] held by director
John S. Armour, 1957 Trustee	2019	President and Director, Capital Group Private Client Services, Inc.[6]	9	None

Emerging Markets Growth Fund	31

Other officers

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities of the fund
Victor D. Kohn, 1957 President and Principal Executive Officer	1996	Partner — Capital International Investors, Capital Research and Management Company[6]; Partner — Capital International Investors, Capital Bank and Trust Company[6]; President and Director, Capital International, Inc.
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President – Fund Business Management Group, Capital Research and Management Company[6]
Eu-Gene Cheah, 1965 Senior Vice President	2019	Partner – Capital International Investors, Capital International, Inc.
F. Chapman Taylor, 1959 Senior Vice President	2011	Partner — Capital International Investors, Capital Research and Management Company[6]
Timothy W. McHale, 1978 Vice President	2016	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company[6]; Secretary, American Funds Distributors, Inc.[6]
Courtney R. Taylor, 1975 Secretary	2016	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company[6]
Gregory F. Niland, 1971 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company[6]
Susan K. Countess, 1966 Assistant Secretary	2016	Associate — Fund Business Management Group, Capital Research and Management Company[6]
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company[6]
Kyle J. Ilsley, 1980 Assistant Treasurer	2020	Assistant Vice President — Investment Operations, Capital Research and Management Company[6]

The fund’s statement of additional information (SAI) includes further details about fund directors. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

The fund’s SAI, Proxy Voting Policy and Procedures, and proxy voting record for the 12 months ended June 30 are available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov or upon request by calling (800) 421-4989.

The fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT-EX. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling (800) 421-4989.

[1]	The term independent director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Directors and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital International, Inc. or its affiliates.
[4]	This includes all directorships (other than those in the fund) that are held by each director as a director of a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934 or a company registered as an investment company under the 1940 Act.
[5]	The term interested director refers to a director who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital International, Inc., or affiliated entities (including the fund’s principal underwriter).
[6]	Company affiliated with Capital International, Inc.

32	Emerging Markets Growth Fund

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital International, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
6455 Irvine Center Drive
Irvine, CA 92618-4518

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

This report is for the information of shareholders of Emerging Markets Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

If used as sales material after September 30, 2022, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is in the prospectus, which can be obtained from Capital International by calling (800) 421-4989 and should be read carefully before investing.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

American Funds Distributors, Inc., member FINRA.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4989 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Leslie Stone Heisz, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

EMGF

Registrant:

a) Audit Fees:
Audit	2021	119,000
	2022	120,000

b) Audit-Related Fees:
	2021	None
	2022	None

c) Tax Fees:
	2021	8,000
	2022	8,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2021	None
	2022	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2021	None
	2022	None
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2021	None
	2022	None

The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2021	None
	2022	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $8,000 for fiscal year 2021 and $8,000 for fiscal year 2022. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.

By __/s/ Victor D. Kohn________________
Victor D. Kohn, President and Principal Executive Officer

Date: August 31, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Victor D. Kohn_____________
Victor D. Kohn, President and Principal Executive Officer

Date: August 31, 2022

By ___/s/ Gregory F. Niland__________________
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: August 31, 2022